UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 15, 2016
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
On July 15, 2016, the Audit Committee of the Board of Directors of Vera Bradley, Inc. (the “Company”) approved the replacement of the Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”); such dismissal was effective on July 15, 2016.
Ernst & Young’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 30, 2016 and January 31, 2015, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years ended January 30, 2016 and January 31, 2015, and the subsequent interim period through July 15, 2016, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Ernst & Young with a copy of the above disclosures and requested that Ernst & Young furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Ernst & Young’s letter dated July 19, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
On July 15, 2016, the Audit Committee of the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm for the fiscal year ending January 28, 2017; such engagement was effective on July 15, 2016.
During the Company’s two most recent fiscal years ended January 30, 2016 and January 31, 2015, and the subsequent interim period preceding the engagement of Deloitte, neither the Company nor anyone on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated July 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: July 19, 2016	/s/ Kevin J. Sierks
Kevin J. Sierks Executive Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission dated July 19, 2016